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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                      October 30, 2003 (October 29, 2003)

                                -------------------

                           COMMUNITY BANCSHARES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


         DELAWARE                       0-16461                63-0868361
(State or Other Jurisdiction       (Commission File         (I.R.S. Employer
      of Incorporation)                 Number)           Identification Number)


                MAIN STREET
           BLOUNTSVILLE, ALABAMA                            35031
  (Address of Principal Executive Offices)                (Zip Code)



                                 (205) 429-1000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed From Last Report)

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ITEM 5.  OTHER EVENTS

On October 30, 2003 Community Bank, principal subsidiary of the Registrant, issued a Press Release concerning the indictment of its former Chairman and Chief Executive Officer, Kennon R. Patterson, Sr., and its former Vice President, Larry Bishop. Attached to Community Bank's Press Release was a Press Release issued by the United States Department of Justice on October 29, 2003. Copies of Community Bank's Press Release and the Department of Justice's Press Release are filed as Exhibits 99(a) and 99(b), respectively, hereto, which are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      The following exhibits are filed herewith:

Exhibit Number             Description
--------------             -----------
99(a)                      Press Release issued by Community Bank on
                           October 30, 2003
99(b)                      Press Release issued by the United States Department
                           of Justice on October 29, 2003

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCSHARES, INC.




By:   /s/ Patrick M. Frawley
    -----------------------------------------------
    Patrick M. Frawley
    Chairman, Chief Executive Officer and President

Date: October 30, 2003

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EXHIBIT INDEX

Exhibit Number        Description
--------------        -----------
99(a)                 Press Release issued by Community Bank on October 30, 2003
99(b)                 Press Release issued by the United States Department of
                      Justice on October 29, 2003